FOR IMMEDIATE RELEASE

                                      Investor Contact:     Helen M. Wilson
                                                            (441) 299-9283
                                      Media Contact:        Wendy Davis Johnson
                                                            (441) 299-9347


           ACE Limited Reports Third Quarter Earnings Highlights

HAMILTON, Bermuda--(BUSINESS WIRE)--Oct. 25, 2001--ACE Limited (NYSE: ACE - news) today reported a net loss excluding net realized gains (losses) of $390.1 million for the quarter ended September 30, 2001, or a loss, after deducting preferred dividends, of $1.66 per share, compared with income excluding net realized gains (losses) of $150.6 million for the quarter ended September 30, 2000, or earnings per share of $0.62. The net loss for the quarter ended September 30, 2001 was $442.6 million compared with net income of $140.8 million in 2000 and the loss per share, after deducting preferred dividends, was $1.88 for the current quarter compared with earnings per share of $0.58 for the same quarter last year. Earnings per share calculations above are based on the weighted average number of shares calculated in accordance with FAS 128 on a diluted basis.

The Company's third quarter results were reduced by $558.8 million after tax ($636.9 million on a pre-tax basis) as a result of the September 11, 2001 tragedy. Excluding the impact of this event, the Company's income excluding net realized gains (losses) for the quarter ended September 30, 2001 would have been $168.7 million and earnings per share excluding net realized gains (losses), after deducting preferred dividends, would have been $0.68 per share on a diluted basis.

Gross premiums written during the quarter increased by 25.1 percent to $2.5 billion, compared with $2 billion for the comparable quarter last year.

Net premiums written during the quarter increased by 9.0 percent to $1.3 billion compared with $1.2 billion for the same quarter last year. Net premiums earned during the quarter increased to $1.4 billion from $1.2 billion for the same quarter last year.

For the first nine months of fiscal 2001, gross premiums written increased by 25.6 percent to $7.5 billion compared with the same period last year and net premiums written increased by 16.6 percent to $4.5 billion compared with the first nine months of fiscal 2000. Net premiums earned for the nine months ended September 30, 2001 were $4.2 billion compared with $3.4 billion for the same period last year.

Net investment income which excludes net realized gains (losses) on investments, was $192.9 million for the fiscal 2001 third quarter, compared with $197.6 million for the same period last year. For the first nine months of fiscal 2001, net investment income, was $593.6 million compared with $561.5 million for the same period last year. During the 2001 third quarter, ACE had net realized losses, net of tax, of $52.5 million, compared with net realized losses of $9.8 million for the same quarter last year. For the nine months ended September 30, 2001, net realized losses, net of tax, were $54.7 million, compared with net realized gains of $11.5 million for the nine months ended September 30, 2000.

As previously announced, ACE has commenced a public offering of approximately $1 billion of its ordinary shares, plus up to an additional $150 million of ordinary shares to cover over-allotments. Subject to market and other conditions, ACE expects the transaction to be completed in the near future. ACE intends to deploy the new capital by, among other things, expanding its net underwriting capacity, either through internal growth and/or through acquisitions of lines of business or companies.

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The ACE Group of Companies provides insurance and reinsurance for a diverse group of clients. The ACE Group conducts its business on a global basis with operating subsidiaries in nearly 50 countries. Additional information can be found at: http://www.acelimited.com.

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

Any forward-looking statements made in this press release reflect the Company's current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. Among other things, the impact of the recent tragedy on the Company's financial results will depend on the number of insureds and reinsureds affected by the disaster, and the amount and timing of losses actually incurred and reported by insureds and reinsureds. Also, competition in the industry, levels of new and renewal business achieved, market acceptance, the frequency of unpredictable catastrophic events and economic, market, regulatory, insurance and reinsurance business conditions and other factors identified in the Company's filings with the Securities and Exchange Commission could affect the forward-looking statements contained in this press release. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.



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

                                ACE Limited
                         Summary Consolidated Financial Data
           (in thousands of U.S. dollars, except share and per share data)
-----------------------------------------------------------------------------------
                                    Three Months Ended          Nine Months Ended
                                        September 30               September 30
                                   ----------------------    ----------------------
                                     2001         2000         2001         2000
                                   ---------    ---------    ----------  ----------
Operations Data:
 Gross premiums written           $2,502,371   $1,999,816    $7,466,670  $5,946,843
 Net premiums written              1,305,067    1,196,804     4,510,830   3,867,711
 Net premiums earned               1,399,429    1,174,782     4,153,732   3,447,424
 Losses and loss expenses          1,571,333      772,887     3,506,272   2,256,481
 Policy acquisition costs            204,666      168,258       558,996     482,628
 Administrative expenses             207,389      177,912       601,415     554,784
                                  ----------   ----------    ----------  ----------
 Underwriting income (loss)         (583,959)      55,725      (512,951)    153,531

 Net investment income               192,909      197,584       593,606     561,548
 Amortization of goodwill             19,912       19,919        59,664      58,889
 Interest expense                     49,130       55,408       153,094     166,544
 Income tax expense (benefit)        (69,978)      27,429       (21,254)     71,981
                                  ----------   ----------    ----------  ----------

 Income (loss) excluding net
  realized gains (losses),
  non-recurring expenses and
  cumulative effect of adopting
  a new accounting
  standard                          (390,114)     150,553      (110,849)    417,665
 Non-recurring expenses (a)                -            -        (4,461)          -
                                  ----------   ----------    ----------  ----------

 Income (loss) excluding net
  realized gains (losses) and
  cumulative effect                 (390,114)     150,553      (115,310)    417,665
 Net realized gains (losses) (a)     (52,476)      (9,800)      (54,699)     11,529
                                  ----------   ----------    ----------  ----------
 Income (loss) excluding
  cumulative effect                 (442,590)     140,753      (170,009)    429,194
 Cumulative effect of
  adopting a new accounting
  standard (a)                             -            -       (22,670)          -
                                  ----------   ----------    ----------  ----------

Net income (loss)                 $ (442,590)  $  140,753    $ (192,679) $  429,194
                                  ==========   ==========    ==========  ==========



(Basic earnings per share):(b)
Earnings (loss) per share
 excluding net realized gains
 (losses), non-recurring
 expenses and cumulative
 effect of adopting a new
 accounting standard                  $(1.72)       $0.65        $(0.55)       $1.86
Earnings (loss) per share
 excluding net realized gains
 (losses) and cumulative effect
 of adopting a new
 accounting standard                  $(1.72)       $0.65        $(0.57)       $1.86
Earnings (loss) per share
 excluding cumulative effect
 of adopting a new
 accounting standard                  $(1.95)       $0.60        $(0.81)       $1.92
Earnings (loss) per share             $(1.95)       $0.60        $(0.90)       $1.92

Weighted average shares
 outstanding                     230,610,425  222,042,432   234,485,610  217,615,849

(Diluted earnings per share):(b)
Earnings (loss) per share
 excluding net realized gains
 (losses), non-recurring
 expenses and cumulative
 effect of adopting a new
 accounting standard                  $(1.66)       $0.62        $(0.53)       $1.83
Earnings (loss) per share
 excluding net realized gains
 (losses) and cumulative effect
 of adopting a new
 accounting standard                  $(1.66)       $0.62        $(0.55)       $1.83
Earnings (loss) per share
 excluding cumulative effect
 of adopting a new
 accounting standard                  $(1.88)       $0.58        $(0.78)       $1.88
Earnings (loss) per share             $(1.88)       $0.58        $(0.87)       $1.88

Weighted average shares
 outstanding                     238,980,848  231,385,699   243,993,711  222,047,554

    (a) Shown net of income tax
    (b) EPS calculations provided on page 6 of this release


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

                                ACE Limited
                          Summary Consolidated Financial Data
               (in thousands of U.S. dollars, except per share data)
--------------------------------------------------------------------------------------
                                                        September 30,    December 31,
                                                           2001              2000
                                                        -------------    ------------

Balance Sheet Data:
Investments and Cash:
Fixed maturities available for sale, at fair value
  (amortized cost $11,051,756 and $10,640,937)           $11,375,713     $10,721,309
Equity securities, at fair value
  (cost $525,325 and $495,049)                               427,929         532,046
Short-term investments, at fair value
  (amortized cost $1,439,235 and $1,369,784)               1,439,235       1,369,784
Other investments, at fair value
  (cost $568,745 and $518,130)                               594,923         531,116
Cash                                                         754,588         608,069
                                                         -----------     -----------
Total investments and cash                               $14,592,388     $13,762,324
Reinsurance recoverable                                   10,701,733       8,994,940
Total assets                                             $34,909,275     $31,689,526

Unpaid losses and loss expenses                          $19,883,757     $17,388,394
Total liabilities                                        $29,580,445     $25,958,265

Mezzanine equity                                         $   311,050     $   311,050

Shareholders' equity
Ordinary shares ($0.041666667 par value,
 300,000,000 shares authorized; 226,390,282
 and 232,346,579 shares issued and outstanding)          $     9,433     $     9,681
Additional paid-in capital                                 2,575,080       2,637,085
Unearned stock grant compensation                            (40,129)        (29,642)
Retained earnings                                          2,320,704       2,733,633
Accumulated other comprehensive income                       152,692          69,454
                                                         -----------     -----------
  Total shareholders' equity                             $ 5,017,780     $ 5,420,211
                                                         -----------     -----------
  Total liabilities, mezzanine equity
   and shareholders' equity                              $34,909,275     $31,689,526
                                                         ===========     ===========

 Fully diluted book value per share                           $21.66          $23.25





                                ACE Limited
                   Consolidated Supplementary Information
            Computation of Basic and Diluted Earnings per Share
           (in thousands of U.S. dollars, except share and per share data)
--------------------------------------------------------------------------------------

                                               Three Months Ended      Nine Months Ended
                                                  September 30           September 30
                                             ----------------------  ---------------------
                                                2001        2000        2001       2000
                                                ----        ----        ----       ----


Numerator:
Income (loss) excluding net realized
 gains (losses), non-recurring expenses
 and cumulative effect of adopting a
 new accounting standard                    $(390,114)  $ 150,553   $(110,849)  $ 417,665
Feline PRIDES dividend                         (6,416)     (6,537)    (19,179)    (11,862)
                                            ----------  ----------  ----------  ----------
Income (loss) available to the holders
 of ordinary shares, excluding net
 realized gains (losses), non-recurring
 expenses and cumulative effect of
 adopting a new accounting standard          (396,530)    144,016    (130,028)    405,803
Non-recurring expenses (a)                          -           -      (4,461)          -
                                            ----------  ----------  ----------  ----------
Net income (loss) available to the
 holders of ordinary shares,
 excluding net realized gains
(losses) and cumulative effect               (396,530)    144,016    (134,489)    405,803
Net realized gains (losses)(a)                (52,476)     (9,800)    (54,699)     11,529
                                            ----------  ----------  ----------  ----------
Net income (loss) available to the
 holders of ordinary shares,
 excluding cumulative effect                 (449,006)    134,216    (189,188)    417,332
Cumulative effect of adopting a new
 accounting standard (a)                            -          -      (22,670)         -
                                            ----------  ----------  ----------  ----------
Net income (loss) available to the
 holders of ordinary shares                 $(449,006)  $ 134,216   $(211,858)  $ 417,332
                                            ----------  ----------  ----------  ----------
Denominator:
Denominator for basic earnings
 per share:
Weighted average shares outstanding       230,610,425 222,042,432 234,485,610  217,615,849
 Dilutive effect of Feline PRIDES           2,462,861   2,663,691   3,067,185           -
 Effect of other dilutive securities        5,907,562   6,679,576   6,440,916    4,431,705
                                           ----------  ----------  ----------   ----------
Denominator for diluted earnings per share:
Adjusted weighted average shares
 outstanding and assumed conversions      238,980,848 231,385,699 243,993,711  222,047,554
                                          ----------- ----------- -----------  -----------




Basic earnings per share:
Earnings (loss) per share excluding
 net realized gains (losses),
 non-recurring expenses and
 cumulative effect of adopting a
 new  accounting standard                      $(1.72)      $0.65      $(0.55)       $1.86
Earnings (loss) per share excluding
 net realized gains (losses) and
 cumulative effect of adopting a
 new accounting standard                       $(1.72)      $0.65      $(0.57)       $1.86
Earnings (loss) per share excluding
 cumulative effect of adopting a
 new accounting standard                       $(1.95)      $0.60      $(0.81)       $1.92
Earnings per share                             $(1.95)      $0.60      $(0.90)       $1.92


Diluted earnings per share:
Earnings (loss) per share excluding
 net realized gains (losses),
 non-recurring expenses and
 cumulative effect of adopting a
 new accounting standard                       $(1.66)      $0.62      $(0.53)       $1.83
Earnings (loss) per share excluding
 net realized gains (losses) and
 cumulative effect of adopting a
 new accounting standard                       $(1.66)      $0.62      $(0.55)       $1.83
Earnings (loss) per share excluding
 cumulative effect of adopting a new
 accounting standard                           $(1.88)      $0.58      $(0.78)       $1.88
Earnings per share                             $(1.88)      $0.58      $(0.87)       $1.88

  (a)  Shown net of income tax
